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                                                                 Exhibit 10.44


                                ESCROW AGREEMENT


June 3, 1996


Corporate Stock Transfer, Inc.
Republic Plaza
370 17th Street, Suite 2350
Denver, Colorado  80202

Attention:  Ms. Carylyn Bell

Ladies and Gentlemen:

                 Reference is hereby made to that certain Stock Purchase Agreement, dated as of May 28, 1996 (the "Purchase Agreement"), by and among Reddi Brake Supply Corporation, a Nevada corporation ("Reddi Brake"), Allen J. Sheerin and Bryan Morford. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                 You are hereby appointed "Escrow Agent" with the duties and upon the terms and conditions hereinafter set forth.

                 1. Deposit of Shares into Escrow. Concurrently herewith, Reddi Brake has instructed you to issue Seventy-Six Thousand Six Hundred Eighty-Seven (76,687) shares of Reddi Brake Common Stock (collectively, the "Shares"), having a current market value of $125,000, to Allen J. Sheerin (the "Shareholder") as part of the "Purchase Price" under the Purchase Agreement. Such Shares, and the Stock Certificates representing them, shall be deposited by you in a segregated trust account (the "Escrow Account"). Shareholder shall concurrently deliver to you a stock power, endorsed in blank with his signature guaranteed by a Medallian bank; Shareholder further agrees to deliver such further stock powers, so endorsed, as may from time to time be necessary to accomplish (a) the adjustment specified in Section 3 hereof or (b) any distributions under Section 4 hereof. You shall hold all Shares in the Escrow Account in accordance with these instructions.

                 2. Term of Escrow. The term of the Escrow (the "Escrow Period") shall commence on the date hereof and shall terminate on the one year anniversary of the earlier of (a) the closing date of that certain Purchase and Sale Agreement by and between Reddi Brake and Shareholder for Reddi Brake's purchase of Shareholder's stock in Express Undercar Parts Warehouse, Inc., a California corporation, which date shall be reported to you by Reddi Brake not later than thirty (30) days after such closing, and (b) June 30, 1996; provided, however, that, pursuant to Paragraph 12.2 of the Purchase Agreement, if any Claimed Loss which has been asserted by Purchaser is pending or unresolved at the end of the Escrow Period, then Reddi
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Brake shall notify you in writing, not later than one day prior to the end of the Escrow Period, that the specified number of Shares subject to such Claimed Loss shall remain in the Escrow Account, and the Escrow Period shall be extended until the matter relating to such Claimed Loss has been terminated or otherwise resolved.

                 3. Adjustment to Number of Shares. Pursuant to Paragraph 12.1 of the Purchase Agreement, effective December 3, 1996, the number of Shares deposited into the Escrow Account shall be adjusted so that the market value of the Shares then held in the Escrow Account (based on the average closing and bid prices on such date, as reported by The NASDAQ Stock Market or, if Reddi Brake's Common Stock is no longer reported thereon, the then-relevant market or system) equals $125,000; provided, however, that any number of Shares subject to a Claimed Loss asserted by Purchaser prior to such date shall not be so adjusted. If on such date additional Shares must be deposited into the Escrow Account in order to bring the market value of the Shares up to $125,000, Shareholder shall deliver to you stock certificates representing the requisite number of additional Shares of Reddi Brake Common Stock, which Shares shall be held in the Escrow Account in accordance with these instructions. If on such date Shares must be released from the Escrow Account in order to bring the market value of the Shares down to $125,000 (subject to the proviso at the end of the first sentence of this Section 3), promptly following a written certificate executed by Reddi Brake and Shareholder in the form attached hereto as Exhibit A, you shall deliver to Shareholder the number of Shares indicated therein from the Escrow Account.

                 4. Instructions to Escrow Agent. Escrow Agent shall hold the Shares subject to the following provisions:

                          4.1     Distribution Pursuant to Purchase Agreement.
Pursuant to Paragraph 12.2 of the Purchase Agreement, if Sellers acknowledge their obligation for a Claimed Loss, Reddi Brake may promptly withdraw from the Escrow Account a number of Shares equal to the sum arrived at by dividing (a) the amount of the Claimed Loss by (b) the "Relevant Value" of the Shares. For this purpose, the "Relevant Value" of the Shares shall be (a) with respect to any Claimed Loss for which Purchaser has given notice to Sellers by December 3, 1996, $1.63, or (b) with respect to any Claimed Loss for which Purchaser has given Sellers notice on or after December 3, 1996, the average between the closing offer and bid prices on such date (as reported on The NASDAQ Stock Market or, if Reddi Brake's Common Stock is no longer reported thereon, the then-relevant market or system). In connection therewith, promptly follow receipt of a written certificate executed by Reddi Brake and Sellers in the form attached hereto as Exhibit B, you shall deliver to Reddi Brake, for cancellation or to be held as treasury shares, at the sole option and direction of Reddi Brake, the number of Shares indicated therein from the Escrow Account.

                          4.2     Distribution Pursuant to Arbitration.
Pursuant to Paragraphs 12.2 and 12.3 of the Purchase Agreement, if Sellers deny such obligation for a Claimed Loss, Sellers and Purchaser shall proceed to arbitration, with a determination of whether a Loss exists to be made by a three-person panel of arbitrators designated according to the rules of the American





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Arbitration Association.  Upon Reddi Brake's delivering to you a written determination by such panel of arbitrators that Reddi Brake is entitled to Shares from the Escrow Account, you shall deliver to Reddi Brake, for cancellation or holding as treasury shares, at the sole option and direction of Reddi Brake, the number of Shares indicated therein from the Escrow Account.

                          4.3     Distribution Following Termination.  Promptly
after termination of this Escrow pursuant to Section 2 and without any demand by Shareholder, you shall deliver to Shareholder all of the Shares then held in the Escrow Account; provided, however, that with respect to any Claimed Loss which has been asserted that is pending or unresolved at the end of the Escrow Period, you shall continue to hold in the Escrow Account the number of Shares subject to such Claimed Loss and the Escrow Period shall be extended until the matter relating to such Claimed Loss has been terminated or otherwise resolved.

                 5.       Escrow Agent's Duties.

                          5.1     Nature of Duties.  You hereby undertake to
perform only such duties as are expressly set forth herein. You shall have no obligation to determine the sufficiency of any written certificate delivered pursuant to Sections 3 or 4 hereof except to determine that the form thereof conforms to the form attached hereto as Exhibit A or Exhibit B, as the case may be.

                          5.2     Custody of Shares.  You shall use reasonable
care in the custody of any Shares or other property delivered to you, and in no event shall you maintain such Shares and property in a less secure manner than you maintain property similar in nature for your other trust or escrow customer accounts. In no event shall any Shares be used by you to offset against any amounts due you, whether pursuant to Section 7 or 8 hereof or otherwise.

                          5.3     Maintenance of Ledgers; Reports Regarding
Escrow Account. You shall keep and maintain complete and accurate stock ledgers showing all Shares held in and distributed from the Escrow Account. Promptly, but in no event later than twenty (20) days following a distribution pursuant to Sections 3 or 4 hereof, you shall deliver to Reddi Brake and Shareholder a statement specifying the number of Shares then held in the Escrow Account.

                 6.       Understanding.  It is understood and agreed that you:

                          (a)     are not a party to, and are not bound by, any
agreement referred to herein other than as Escrow Agent, and are not bound by any agreement among the other parties hereto or their respective heirs, administrators, successors or assigns, other than as specifically set forth herein;

                          (b)     are acting hereunder as an escrow agent only
and are not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with you, or for the form of execution of any such instrument, or for the identity, authority or rights of any person executing or deposing it;





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                          (c)     shall be protected in acting upon any written
notice, request, waiver, consent, receipt or other paper or document reasonably believed by you to be genuine and to have been made, signed, sent or presented by the proper party or parties;

                          (d)     shall not be liable for any error of
judgment, or for any act done or omitted by you in good faith, or for any mistake of fact or law or for anything which you may do or refrain from doing in connection herewith, except your own negligence or willful misconduct;

                          (e)     shall not be required to make any
distribution under Sections 3 or 4 hereof or take any other action required hereunder if such action has been enjoined by a court of competent jurisdiction (as determined by you as set forth in clause (f) below);

                          (f)     may consult with your own legal counsel in
the event of any dispute or question as to the construction of any of the provisions hereof or your duties hereunder and shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of any such counsel; and

                          (g)     shall not, by act, delay, omission or
otherwise, be deemed to have waived any rights or remedies, or both, hereunder unless such waiver is in writing, and no waiver shall be valid unless in writing, signed by you, and only to the extent therein set forth, and a waiver by you of any right or remedy, or both, granted to you hereunder on any one occasion shall not be construed as a bar to or waiver of any such right or remedy, or both, which you would otherwise have had on any future occasion.

                 7. Compensation and Indemnity. You shall receive as compensation for the performance of your duties the fees set forth on Exhibit C hereto. Such compensation shall be split equally between Reddi Brake and Shareholder. Reddi Brake and Shareholder each agree to hold harmless and indemnify you and your directors, officers, employees and agents for any cost or expense, including attorneys' fees, arising out of or relating to the Escrow Account or the performance of your duties hereunder; provided, however, that no indemnification will be made for any act of willful misconduct or negligence by you. The covenants contained in Sections 7 and 8 hereunder shall continue after your resignation or removal or the distribution of all Shares held hereunder.

                 8. Expenses. All out-of-pocket expenses reasonably incurred by you in connection with the performance of your duties as such hereunder shall be split equally between Reddi Brake and Shareholder. Such expenses shall be reimbursed upon written request therefor by you to Reddi Brake and Shareholder specifying in detail the nature of such expenses.

                 9. Termination and Resignation of Escrow Agent. You may be removed at any time for any reason upon delivery to you of a written notice jointly executed by Reddi Brake and Shareholder. You may at any time resign by giving written notice of such resignation to Reddi Brake and Shareholder. Upon receiving such notice of resignation or upon your removal,





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Reddi Brake and Shareholder shall promptly appoint a successor Escrow Agent by an instrument in writing.

                 Any removal or resignation of you and appointment of a successor Escrow Agent shall not become effective until acceptance of appointment by the successor Escrow Agent. If no successor Escrow Agent shall have been appointed and have accepted appointment within thirty (30) days of giving notice of removal or notice of resignation as aforesaid, you, Reddi Brake or Shareholder may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent, and such court may thereupon, after such notice (if any) as it may deem proper, appoint such successor Escrow Agent. Any successor Escrow Agent appointed hereunder shall signify its acceptance of such appointment by executing and delivering to Reddi Brake, Shareholder and you a written acceptance thereof, and thereupon such successor Escrow Agent, without any further act, shall succeed to all of your estates, properties, rights, powers, trusts, duties and obligations hereunder, with like effect as if originally named Escrow Agent herein; but, nevertheless, at the written request of Reddi Brake, Shareholder or the successor Escrow Agent, you shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Escrow Agent all of your right, title and interest in and to any property held by you hereunder and shall pay over, transfer, assign and deliver to the successor Escrow Agent hereunder any Shares or other property subject to the terms and conditions herein set forth. Upon the request of the successor Escrow Agent, Reddi Brake and Shareholder shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Escrow Agent all such monies, estates, properties, rights, powers, trusts, duties and obligations.

                 10.      Rights of Shares Subject to Escrow.

                          10.1    Voting Rights.  Shareholder shall be entitled
to exercise any and all voting rights pertaining to the Shares held of record by Shareholder for any purpose not prohibited by the terms of this Agreement or the Purchase Agreement. You and Reddi Brake shall execute and deliver (or cause to be executed and delivered) to Shareholder all proxies and other instruments as Shareholder may reasonably request for the purpose of enabling Shareholder to exercise the voting rights pertaining to the Shares.

                          10.2    Economic Rights.  Shareholder shall not be
entitled to receipt of any dividends paid on or distributions in liquidation made with respect to the Shares (collectively, "Distributions") for the period that such Shares are subject to this Escrow. Any and all monies representing Distributions received by you in respect of Shares subject to this Escrow shall be the property of Reddi Brake and shall be paid over promptly to Reddi Brake.

                 11. Notices. Whenever notice is required or permitted by this Escrow Agreement to be given, such notice shall be in writing (including telecopy or similar writing) and shall be given to the following persons at the addresses and telecopy numbers indicated below, or at such other addresses or telecopy numbers as such persons may specify from time to time





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by written notice to the Escrow Agent.  Any party hereto shall be entitled to change the names, addresses or telephone or telecopier numbers for any person to whom copies of any notice to such person are to be addressed by written notice to the other persons hereto in accordance with the terms and provisions of this Section 11. Each such notice shall be effective (a) if given by telex or telecopy, upon receipt, if confirmed by return telecopy, telex or telephonic confirmation or otherwise, or (b) if given by mail or any other means, when delivered to the address of such person specified as aforesaid; provided, however, that no notice to a person shall be deemed received on a day that is not a Business Day in the jurisdiction in which notices are to be addressed to such person. Any such notice shall not be effective until the next Business Day in such jurisdiction. "Business Day" shall mean any day which is not a Saturday, Sunday or other day on which banks in Los Angeles, California are authorized or obligated to close.

                 (i)      If to Reddi Brake:

                                  Reddi Brake Supply Corporation
                                  1376 Walter Street
                                  Ventura, California  93003
                                  Telephone:  (805) 644-8355
                                  Telecopier No.:  (805) 658-2377
                                  Attention:       S. Gerald Birin
                                                   Chief Financial Officer

                                        with a copy to:

                                        Kenneth A. Luer, Esq.
                                        Ervin, Cohen & Jessup
                                        9401 Wilshire Boulevard
                                        Suite 900
                                        Beverly Hills, CA  90212
                                        Telephone:  (310) 273-6333
                                        Telecopier No.:  (310) 859-2325

                 (ii)     If to Shareholder to:

                                  Allen J. Sheerin
                                  2657 Windmill Parkway
                                  Henderson, NV  89014

                                        with a copy to:

                                        Gerald B. Kagan, Esq.
                                        Alschuler, Grossman & Pines
                                        2049 Century Park East
                                        39th Floor
                                        Los Angeles, CA  90067





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                 (iii)    If to you, to:

                                  Corporate Stock Transfer, Inc.
                                  Republic Plaza
                                  370 17th Street, Suite 2350
                                  Denver, CO  80202
                                  Telephone:  (303) 595-3300
                                  Telecopier No.:  (303) 592-8821
                                  Attention:  Carylyn Bell

                 12. Survival. This Escrow Agreement shall be binding upon the parties hereto and upon their respective successors in interest and assigns.

                 13. Headings. Headings in this Escrow Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                 14. Governing Law. This Escrow Agreement shall be construed and enforced in accordance with the substantive laws of the State of California, without regard to the choice of law provisions thereof.

                 15. Amendments. The terms and provisions of this Escrow Agreement may be amended or waived only by a written instrument executed by you, Reddi Brake and Shareholder.

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                 16.      Counterparts.  This Escrow Agreement may be executed
in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

                                           Very truly yours,

                                           REDDI BRAKE SUPPLY


                                           By:
                                                   ----------------------------
                                                   S. Gerald Birin
                                                   Chief Financial Officer



                                           SHAREHOLDER



                                                   ----------------------------
                                                   Allen J. Sheerin

The foregoing is accepted and
agreed to as of ________________, 1996

CORPORATE STOCK TRANSFER, INC.


By:
         ------------------------------------------
         Carylyn Bell, President





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                                   EXHIBIT A

                              FORM OF CERTIFICATE


                 Pursuant to Section 3 of that certain Escrow Agreement, dated June 3, 1996 (the "Escrow Agreement"), by and among Reddi Brake Supply Corporation, a Nevada corporation ("Reddi Brake"), Allen J. Sheerin and Corporate Stock Transfer, Inc., as Escrow Agent, the undersigned do hereby request the distribution to Allen J. Sheerin (the "Shareholder") of ______________ shares of the Common Stock, par value $.0001 per share, issued in the name of such Shareholder (the "Released Shares") and do hereby certify as follows:

                          (i)     This certificate is being furnished in
conformity with the terms of Section 3 of the Escrow Agreement; and

                          (ii)    The Shareholder is entitled to receipt of the
Released Shares pursuant to the provisions of Section 12.1 of that certain Stock Purchase Agreement, dated as of May 28, 1996, among Reddi Brake, Allen J. Sheerin and Bryan Morford.


                                 REDDI BRAKE SUPPLY CORPORATION


                                 By:
                                    -------------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------




                                 ----------------------------------------
                                 Allen J. Sheerin




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                                   EXHIBIT B

                              FORM OF CERTIFICATE


                 Pursuant to Section 4.1 of that certain Escrow Agreement, dated June 3, 1996 (the "Escrow Agreement"), by and among Reddi Brake Supply Corporation, a Nevada corporation ("Reddi Brake"), Allen J. Sheerin and Corporate Stock Transfer, Inc., as Escrow Agent, the undersigned do hereby request the distribution to Reddi Brake, for [cancellation or holding as treasury shares], of ______________ shares of Reddi Brake Common Stock, par value $.0001 per share, issued in the name of Allen J. Sheerin (the "Released Shares") and do hereby certify as follows:

                          (i)     This certificate is being furnished in
conformity with the terms of Section 4.1 of the Escrow Agreement; and

                          (ii)    Reddi Brake is entitled to receipt of the
Released Shares pursuant to the provisions of Section 12.2 of that certain Stock Purchase Agreement, dated as of May 28, 1996, among Reddi Brake, Allen J. Sheerin and Bryan Morford.


                                 REDDI BRAKE SUPPLY CORPORATION



                                 By:
                                    ------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                 SELLERS



                                 ---------------------------------------------
                                 Allen J. Sheerin



                                 ---------------------------------------------
                                 Bryan Morford





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                                   EXHIBIT C

                           ESCROW AGENT FEE SCHEDULE



ANNUAL ESCROW AGENT FEE, per one-year period or
portion thereof                                                        $500.00



Out-of-pocket expenses, including any
safekeeping charges, will be charged at the actual cost thereof, including counsel fees and expenses, if necessary. If the Escrow
Agent is required to assume duties or
responsibilities not included in the
schedule, additional reasonable fees will be assessed based upon the nature of the services and the responsibility involved.





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